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                               CENTURA FUNDS, INC.
                        SUPPLEMENT DATED OCTOBER 24, 1997
                     TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED AUGUST 28, 1997

         This Supplement is provided to update, and should be read in conjunction with, the information provided in the Statement of Additional Information.

         The third paragraph under the section entitled "Investment Adviser" should be deleted and replaced in its entirety as follows:

         "The Agreement will continue in effect with respect to each Fund for a period more than two years from the date of its execution, only as long as such continuance is approved at least annually (I) by vote of the holders of a majority of the outstanding voting securities of each Fund or by the Board of Directors and (ii) by a majority of the Directors who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party. With respect to all the Funds other than Centura Equity Income Fund and Centura Southeast Equity Fund, the Agreement was approved by the Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of any such parties, at a meeting called for the purpose of voting on the Agreement, held on April 26, 1994, and by the sole shareholder of the Funds on April 26, 1994.

         "With respect to Centura Equity Income Fund and Centura Southeast Equity Fund, respectively, the Agreement was approved by the Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of any such parties, at meetings called for such purpose held on July 24, 1996 (for Equity Income Fund) and January 29, 1997 (for Southeast Equity Fund) and by the sole shareholder of each such Fund on July 24, 1996 (for Equity Income Fund) and January 29, 1997 (for Southeast Equity Fund). This Agreement, as it relates to all Centura Funds, was recently re-approved at the April 23, 1997 Board of Directors Meeting. The Agreement may be terminated at any time without penalty by vote of the Directors (with respect to the Company or a Fund) or, with respect to any Fund, by vote of the Directors or the shareholders of that fund, or by the Adviser, on 60 days written notice by either party to the Agreement and will terminate automatically if assigned."